Impairments of streams, royalties and other interests	12 Months Ended
Dec. 31, 2023
Impairment of Streams, Royalties and other interests
Impairment of Streams, Royalties and other interests

13. Impairments of streams, royalties and other interests

In accordance with the Company’s accounting policy, non-current assets are tested for impairment or impairment reversals when events or changes in circumstances suggest that the carrying amount may not be recoverable or is understated. Impairments in the carrying value of each CGU are measured and recorded to the extent that the carrying value of each CGU exceeds its estimated recoverable amount, which is the higher of FVLCD and VIU, which is generally calculated using an estimate of future discounted cash flows.

For the years ended December 31, 2023 and 2022, the Company reviewed all assets for indicators of impairment or reversal of impairment for the Company’s mineral interests and concluded there were no indicators of impairment or reversal of impairment, except as noted below.

Stornoway Diamonds (Canada) inc.

During the three months ended September 30, 2023, the Renard mine, operated by Stornoway, experienced financial difficulties due to adverse market conditions, such as increased operational costs due to inflationary pressures, and the continued decline of diamond prices due to lower demand. On September 27, 2023, this was further exacerbated by India’s diamond trade bodies urging its members to halt imports of rough diamonds from mid-October to mid-December to manage supplies. As a result of the prolonged softening of the diamond market over the third quarter, Triple Flag concluded that an indicator of impairment existed. Management performed an impairment analysis for the Renard stream in accordance with IAS 36 and for the Bridge Financing under IFRS 9.

Triple Flag considered a variety of factors to determine the recoverable amount of the Renard stream and the recoverability of the loan receivable, including cash flows expected to be generated from the Renard mine over the estimated life of mine under different mine plans and diamond price scenarios. On October 27, 2023, the Renard mine was placed in care and maintenance and Stornoway filed for creditor protection under the Companies’ Creditors Arrangement Act in Quebec.

As a result, Triple Flag concluded that there is no reasonable expectation of recovery of the loan receivable and determined that the recoverable amount of the Renard stream was nil, resulting in a total impairment charge of $20.2 million, of which $11.7 million related to the bridge loan receivable and $8.5 million to the mineral interest.

Beaufor

In the second half of 2022, Monarch Mining Corporation (“Monarch”), owner of the Beaufor mine, suspended its operations at the Beaufor mine due to financial and operational challenges. On September 27, 2022, the mine was put on care and maintenance for an indefinite period. Due to the continued suspension of operations at the Beaufor mine, the Company concluded that this was a triggering event. As a result, management performed an impairment analysis for the Beaufor royalty investment as at December 31, 2022, resulting in the Beaufor royalty being written down to its estimated recoverable amount of $6.8 million.

During the three months ended September 30, 2023, management concluded that the continued suspension of operations at the Beaufor mine, now exceeding 12 months, coupled with the market activity and financial position of Monarch as at June 30, 2023, was a triggering event. Triple Flag considered a variety of factors to determine the recoverable amount of the Beaufor royalty, including cash flows expected to be generated from the Beaufor mine over the estimated life of mine.

Triple Flag determined the recoverable amount of the Beaufor royalty investment to be nil and therefore recorded an impairment charge of $6.8 million.